Exhibit 10.17

THE ALLSTATE CORPORATION

EQUITY INCENTIVE PLAN

As Amended and Restated Effective as of February 20, 2007

20.	Nature of Payments	13
21.	Non-Uniform Determinations	14
22.	Adjustments	14
23.	Amendment of the Plan	14
24.	Termination of the Plan	14
25.	No Illegal Transactions	14
26.	Controlling Law	14
27.	Severability	14

ii

The Plan.    The Company established The Allstate Corporation Equity Incentive Plan (as set forth herein and from time to time amended, the "Plan"), effective June 2, 1993. Amendments to the Plan were approved by the Company's stockholders on May 19, 1994 and on May 23, 1995. The Board of Directors further amended the Plan on May 21, 1996, November 12, 1996 and August 14, 1997. On May 19, 1998, the Plan was amended and restated effective as of July 2, 1998. The Plan was further amended and restated effective as of November 10, 1998. The Plan was further amended and restated by the Board at meetings held on September 10, 2006, and February 20, 2007.

1.
Purpose.    The primary purpose of the Plan is to provide a means by which key employees of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

2.
Definitions.    As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

(a)
"Award" means options, shares of restricted Stock, or shares of unrestricted Stock granted under the Plan.

(b)
"Award Agreement" means the written agreement by which an Award is evidenced.

(c)
"Board" means the board of directors of the Company.

(d)
"Committee" means the committee of the Board appointed pursuant to Article 4.

(e)
"Company" means The Allstate Corporation, a Delaware corporation.

(f)
"Disability" means, as relates to the exercise of an incentive stock option after Termination of Employment, a permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

(g)
"Effective Date" means the date described in the first paragraph of the Plan.

(h)
"Fair Market Value" of the Stock means the price at which a share of the Stock was last sold in the principal United States market for the Stock as of the date for which fair market value is being determined (other than on the Effective Date), provided, however, that if the Stock is acquired and sold in a simultaneous sale pursuant to the provisions of Article 8(a)(iv), Fair Market Value means the price received upon such sale. Solely as of the effective date of the IPO, Fair Market Value of the Stock means the price to the public pursuant to the form of final prospectus used in connection with the IPO, as indicated on the cover page of such prospectus or otherwise.

(i)
"Grant Date" means the date of grant of an Award determined in accordance with Article 6.

(j)
"Grantee" means an individual who has been granted an Award.

(k)
"Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Internal Revenue Code shall include references to successor provisions.

  (l)
  "IPO" means such term as defined in the first paragraph of the Plan.

  (m)
  "Minimum Consideration" means the $.01 par value per share or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

  (n)
  "1934 Act" means the Securities Exchange Act of 1934, as amended.

  (o)
  "Option Price" means the per share purchase price of (i) Stock subject to an option or (ii) restricted Stock subject to an option.

  (p)
  [deleted]

  (q)
  "Plan" has the meaning set forth in the introductory paragraph.

  (r)
  "Reload Option" has the meaning specified in Article 6(d).

  (s)
  "Retirement" means a Termination of Employment occurring on or after an individual attains age 65, or a Termination of Employment approved by the Company as an early retirement; provided that in the case of a Section 16 Grantee, such early retirement must be approved by the Committee.

  (t)
  "SEC" means the Securities and Exchange Commission.

  (u)
  "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

  (v)
  "Stock" means common stock of the Company, par value $.01 per share.

  (x)
  "Subsidiary" means a corporation as defined in Section 424(f) of the Internal Revenue Code, with the Company being treated as the employer corporation for purposes of this definition.

  (y)
  "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the Voting Power of the Company.

  (z)
  "Termination of Employment" occurs the first day on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day on which the Company no longer owns voting securities possessing at least 50% of the Voting Power of such Subsidiary.

  (aa)
  "Voting Power" means the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors.
3.
Scope of the Plan.

(a)
Number of Shares Available For Delivery Under the Plan.    A maximum of 36,000,000 shares of Stock may be awarded under the Plan. Awards may be made from authorized but unissued shares of Stock or from Treasury Stock. No more than an aggregate of 3,400,000 shares of the aforesaid 36,000,000 shares of Stock may be granted under Article 6(e) and (f). No more than 1,600,000 shares of Stock may be granted as stock options to any employee during the duration of the Plan.

(b)
Effect of Expiration or Termination.    If and to the extent an Award, other than an Award granted under Article 6(e) or (f),shall expire or terminate for any reason without having been exercised in full (including, without limitation, a cancellation and regrant of an option pursuant to Article 4(c)(vii)), or shall be forfeited, without, in either case, the Grantee having enjoyed any of the benefits of stock ownership, the shares of Stock associated with such Award shall become available for other Awards. Except in the case of a Reload Option granted to a Section 16 Grantee, the grant of a Reload Option shall not reduce the number of shares of Stock available for other Awards.

  (c)
  Treasury Stock.    The Committee shall have the authority to cause the Company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards.

  (d)
  Committee Discretion to Cancel Options.    The Committee may, in its discretion, elect at any time, should it determine it is in the best interest of the Company's stockholders to cancel any options granted hereunder, to cancel all or any of the options granted hereunder and pay the holders of any such options an amount (payable in such proportion as the Committee may determine in cash or in Stock (valued at the Fair Market Value of a share of Stock on the date of cancellation of such option)) equal to the number of shares of Stock subject to such cancelled option, multiplied by the amount (if any) by which the Fair Market Value of Stock on the date of cancellation of the option exceeds the Option Price; provided that if the Committee should determine that not making payment of such amount to the holders of such option upon the cancellation would be in the best interests of stockholders of the Company (ignoring in such determination the cost of such payment and considering only other matters), the Committee may void options granted hereunder and declare that no payment shall be made to the holders of such options.
4.
Administration.

(a)
Committee Administration.    Subject to Article 4(b), the Plan shall be administered by the Committee, which shall consist of not less than two persons appointed by the Board, who are directors of the Company and not employees of the Company or any of its Subsidiaries. Membership on the Committee shall be subject to such limitations (including, if appropriate, a change in the minimum number of members of the Committee) as the Board deems appropriate to permit transactions pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act and to comply with Section 162 (m) of the Internal Revenue Code.

(b)
Board Reservation and Delegation.    The Board may, in its discretion, reserve to itself or delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to such other committee.

(c)
Committee Authority.    The Committee shall have full and final authority, in its sole and absolute discretion, but subject to the express provisions of the Plan, as follows:

(i)
to grant Awards,

(ii)
to determine (A) when Awards may be granted, and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

(iii)
to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

(iv)
to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee,

    (v)
    to determine the terms and provisions of the Award Agreements, which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time,

    (vi)
    to cancel options in accordance with the provision of Section 3(d),

    (vii)
    except as provided in Section 4(c)(vi) hereof, to cancel, with the consent of the Grantee, outstanding Awards, and to grant new Awards in substitution thereof,

    (viii)
    to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

    (ix)
    to authorize foreign Subsidiaries to adopt plans as provided in Article 14,

    (x)
    to make such adjustments or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,

    (xi)
    to authorize any action of or make any determination by the Company as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan,

    (xii)
    to make appropriate adjustments to, cancel or continue Awards in accordance with Article 22, and

    (xiii)
    to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee.
  (d)
  Committee Determinations Final.    The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.
5.
Eligibility.    Awards may be granted to any employee of the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

6.
Conditions to Grants.

(a)
General Conditions.

(i)
The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

(ii)
The term of each Award (subject to Articles 6(c) and 6(d) with respect to incentive stock options and Reload Options, respectively) shall be a period of not more than 12 years from the Grant Date, and shall be subject to earlier termination as herein provided.

(iii)
A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

(iv)
The Committee may grant Awards with terms and conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

(b)
Grant of Options and Option Price.    The Committee may, in its discretion, grant options (which may be options to acquire unrestricted Stock or restricted Stock) to any employee eligible under Article 5 to receive Awards. No later than the Grant Date of any option, the

    Committee shall determine the Option Price; provided that the Option Price shall, except as provided in subsection (c) below and in Article 15, not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

  (c)
  Grant of Incentive Stock Options.    At the time of the grant of any option, the Committee may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Internal Revenue Code. Any option designated as an incentive stock option:

  (i)
  shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

  (ii)
  shall have a term of not more than 10 years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

  (iii)
  shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

  (iv)
  shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all incentive stock options previously granted under the Plan and any Other Plans ("Prior Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

  (A)
  the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would be, when added to any portions of any Prior Grants exercisable for the first time by the Grantee during such calendar year with respect to stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

  (B)
  if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of the immediately preceding sentence during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

  (v)
  shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

  (vi)
  shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

    Notwithstanding the foregoing and Article 4(c)(v), the Committee may take any action with respect to any option, including but not limited to an incentive stock option, without the consent of the Grantee, in order to prevent such option from being treated as an incentive stock option.

  (d)
  Grant of Reload Options.    The Committee may provide in an Award Agreement that a Grantee who exercises all or any portion of an option for shares of Stock which have a Fair Market Value equal to not less than 100% of the Option Price for such options ("Exercised Options") and who paid the Option Price with shares of Stock shall be granted, subject to Article 3, an additional option ("Reload Option") for a number of shares of stock equal to the sum ("Reload Number") of the number of shares of Stock tendered or withheld in payment of the Option Price for the Exercised Options plus, if so provided by the Committee, the number of shares of Stock, if any, retained by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements.

    Reload Options shall be subject to the following terms and conditions:

    (i)
    the Grant Date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates;

    (ii)
    subject to Article 6(d)(iii) below, the Reload Option may be exercised at any time during the unexpired term of the Exercised Option (subject to earlier termination thereof as provided in the Plan and in the applicable Award Agreement); and

    (iii)
    the terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates, except that (A) the Option Price shall be the Fair Market Value of the Stock on the Grant Date of the Reload Option and (B) no Reload Option may be exercised within one year from the Grant Date thereof.

  (e)
  Grant of Shares of Restricted Stock.

  (i)
  The Committee may, in its discretion, grant shares of restricted Stock to any employee eligible under Article 5 to receive Awards.

  (ii)
  Before the grant of any shares of restricted Stock, the Committee shall determine, in its discretion:

  (A)
  whether the certificates for such shares shall be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited,

  (B)
  the per share purchase price of such shares, which may be zero provided, however, that

  (1)
  the per share purchase price of all such shares (other than treasury shares) shall not be less than the Minimum Consideration for each such share; and

  (2)
  if such shares are to be granted to a Section 16 Grantee, the per share purchase price of any such shares shall also be at least 50% of the Fair Market Value of the Stock on the Grant Date unless such shares are granted for no monetary consideration (in which case treasury shares are to be delivered) or with a purchase price per share equal to the Minimum Consideration for the Stock, and

      (C)
      the restrictions applicable to such grant;

    (iii)
    Payment of the purchase price (if greater than zero) for shares of restricted Stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than 10 days after the Grant Date for such shares. Such payment may, at the election of the Grantee, be made in any one or any combination of the following:

    (A)
    cash,

    (B)
    Stock valued at its Fair Market Value on the date of payment or, if the date of payment is not a business day, the next succeeding business day, or

    (C)
    with the approval of the Committee, shares of restricted Stock, each valued at the Fair Market Value of a share of Stock on the date of payment or, if the date of payment is not a business day, the next succeeding business day provided, however, that, in the case of payment in Stock or restricted Stock,

    (1)
    the use of Stock or restricted Stock in payment of such purchase price by a Section 16 Grantee is subject to (i) the availability of an exemption of such use of stock from potential liability under Section 16(b) of the 1934 Act, or (ii) the inapplicability of such Section;

    (2)
    in the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Article 9; and

    (3)
    if the purchase price for restricted Stock ("New Restricted Stock") is paid with shares of restricted Stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock may in the discretion of the Committee be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

    (iv)
    The Committee may, but need not, provide that all or any portion of a Grantee's Award of restricted Stock shall be forfeited

    (A)
    except as otherwise specified in the Award Agreement, upon the Grantee's Termination of Employment within a specified time period after the Grant Date, or

    (B)
    if the Company or the Grantee does not achieve specified performance goals within a specified time period after the Grant Date and before the Grantee's Termination of Employment, or

    (C)
    upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.

    (v)
    If a share of restricted Stock is forfeited, then

    (A)
    the Grantee shall be deemed to have resold such share of restricted Stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

    (B)
    the Company shall pay to the Grantee the amount determined under clause (A) of this sentence as soon as is administratively practical; and

    (C)
    such share of restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee.

    (vi)
    Any share of restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

  (f)
  Grant of Unrestricted Stock.    The Committee may, in its discretion, grant shares of unrestricted Stock to any employee eligible under Article 5 to receive Awards.

7.
Limitations on Transferability.    Except as otherwise provided in the terms of a specific grant, each Award (other than unrestricted Stock) granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee. Each share of restricted Stock shall be non-transferable until such share becomes nonforfeitable. Notwithstanding the foregoing, the Committee shall have the authority, in its discretion, to grant (or to sanction by way of amendment of an existing grant) nonqualified stock options the vested portions of which may be transferred by the Grantee during his lifetime to (a) any member of his immediate family, (b) to a trust established for the exclusive benefit of himself or one or more members of his immediate family, or (c) to a partnership, the partners of which are limited to the Grantee and members of his immediate family. A transfer of a stock option pursuant to this section 7 may only be effected by the Company at the written request of a Grantee and shall become effective only when recorded in the Company's record of outstanding stock options. In the event a stock option is transferred as contemplated in this section 7 any Reload Options associated with such transferred stock option shall terminate, and such transferred stock option may not be subsequently transferred by the transferee except by will or the laws of descent and distribution. Otherwise, a transferred stock option shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant grant, and the transferee shall be entitled to the same rights as the Grantee, as if no transfer had taken place. As used in this section 7, an immediate family shall mean, with respect to any person, his/her spouse, any child, stepchild or grandchild, and shall include relationships arising from legal adoption.

8.
Exercise.

(a)
Exercise of Options.    Subject to Articles 4(c)(vii), 14 and 17, and such terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such option. Options shall not be exercisable for twelve months following a hardship distribution that is subject to Treasury Regulation §1.401(k)-1(d)(2)(iv)(B)(4), except to the extent permitted thereunder. Options shall not be exercisable for less than 25 shares of Stock unless the exercise represents the entire remaining balance of a grant or grants. Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock or restricted Stock subject to the option. The Option Price of any shares of Stock or restricted Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following forms:

        Subject to Articles 4(c)(vii), 14, 17 and 28, and such terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such option.

    (i)
    check in such form as may be satisfactory to the Committee,

    (ii)
    Stock valued at its Fair Market Value on the date of exercise or, if the date of exercise is not a business day, the next succeeding business day,

    (iii)
    with the approval of the Committee, shares of restricted Stock, each valued at the Fair Market Value of a share of Stock on the date of exercise or, if the date of exercise is not a business day, the next succeeding business day,

    (iv)
    through simultaneous sale through a broker of shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or

    (v)
    by authorizing the Company in his or her written notice of exercise to withhold from issuance a number of shares of Stock issuable upon exercise of such option which, when multiplied by the Fair Market Value of Common Stock on the date of exercise (or, if the date of exercise is not a business day, the next succeeding business day), is equal to the aggregate Option Price payable with respect to the option so exercised.

  In the event a Grantee elects to pay the Option Price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Stock (and not fractional shares of Stock) may be tendered in payment, (B) such Grantee must present evidence acceptable to the Company that he or she has owned any such shares of Stock tendered in payment of the Option Price (and that such shares of Stock tendered have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Stock must be delivered to the Company. Delivery may, at the election of the Grantee, be made either by (I) delivery of the certificate(s) for all such shares of Stock tendered in payment of the Option Price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (II) direction to the Grantee's broker to transfer, by book entry, such shares of Stock from a brokerage account of the Grantee to a brokerage account specified by the Company. When payment of the Option Price is made by tender of Stock, the difference, if any, between the aggregate Option Price payable with respect to the option being exercised and the Fair Market Value of the share(s) of Stock tendered in payment (plus any applicable taxes) shall be paid by check. No Grantee may tender shares of

  Stock having a Fair Market Value exceeding the aggregate Option Price payable with respect to the Option being exercised

  In the event a Grantee elects to pay the Option Price payable with respect to an option pursuant to clause (v) above, (A) only a whole number of share(s) of Stock (and not fractional shares of Stock) may be withheld in payment and (B) such Grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Stock at least equal to the number of shares of Stock to be withheld in payment of the Option Price (and that such owned shares of Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the Option Price is made by the withholding of shares of Stock, the difference, if any, between the aggregate Option Price payable with respect to the option being exercised and the Fair Market Value of the share(s) of Stock withheld in payment (plus any applicable taxes) shall be paid by check. No Grantee may authorize the withholding of shares of Stock having a Fair Market Value exceeding the aggregate Option Price payable with respect to the option being exercised. Any withheld shares of Stock shall no longer be issuable under such option.

  If restricted Stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock, then a number of shares of Stock acquired on exercise of the option equal to the number of shares of Tendered Restricted Stock shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option. If the Option Price for restricted Stock is paid with Tendered Restricted Stock, and if the Committee determines that the restricted Stock acquired on exercise of the option is subject to restrictions ("Greater Restrictions") that cause it to have a greater risk of forfeiture than the Tendered Restricted Stock, then notwithstanding the preceding sentence, all the restricted Stock acquired on exercise of the option shall be subject to such Greater Restrictions.

  Shares of unrestricted Stock acquired by a Grantee on exercise of an option shall be delivered to the Grantee or, at the request of the Grantee, shall be credited directly to a brokerage account specified by the Grantee.

  (b)
  Special Rules for Section 16 Grantees.    Subject to Article 15, no option shall be exercisable by a Section 16 Grantee during the first six months after its Grant Date, if such exercise (or the sale of shares received upon exercise) would result in the loss of an exemption for a grant under Section 16(b) of the 1934 Act.

  (c)
  Permissible Shares Issued.    No shares of Stock shall be issued hereunder upon option exercise except shares of Stock available under Article 3(a). Each Grantee, by acceptance of an award, waives all rights to specific performance or injunctive or other equitable relief and acknowledges that he has an adequate remedy at law in the form of damages.

9.
Loans and Guarantees.    The Committee may, in its discretion:

(a)
allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an option, (ii) the purchase price of a share of restricted Stock, or (iii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

(b)
cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, purchase price, or any related taxes.

  Any such payment deferral or guarantee by the Company pursuant to this Article 9 shall be, on a secured or unsecured basis, for such periods, at such interest rates, and on such other terms and conditions as the Committee may determine. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price, purchase price, or any related taxes unless the Grantee (i) enters into a binding obligation to pay the deferred amount and (ii) except with respect to treasury shares, pays upon exercise of an option or grant of shares of restricted Stock, as the case may be, an amount equal to or greater than the aggregate Minimum Consideration therefor. If the Committee has permitted a payment deferral or caused the Company to guarantee a loan pursuant to this Article 9, then the Committee may, in its discretion, require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's Termination of Employment or if the Grantee sells or otherwise transfers the Grantee's shares of Stock purchased pursuant to such deferral or guarantee.

10.
Notification under Section 83(b).    The Committee may, on the Grant Date or any later date, prohibit a Grantee from making the election described below. If the Committee has not prohibited such Grantee from making such election, and the Grantee shall, in connection with the exercise of any option, or the grant of any share of restricted Stock, make the election permitted under Section 83(b) of the Internal Revenue Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Internal Revenue Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Internal Revenue Code.

11.
Mandatory Withholding Taxes.

(a)
Whenever under the Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of restricted Stock becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan or (iii) any combination of the foregoing.

(b)
If any disqualifying disposition described in Article 6(c)(vi) is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to the Plan or any election described in Article 10 is made, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

12.
Elective Share Withholding.

(a)
Subject to the prior approval of the Committee and to Article 12(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of restricted Stock's becoming nonforfeitable (each a "Taxable Event") having a Fair Market Value equal to

(i)
the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event; or

(ii)
with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

(b)
Each Share Withholding election by a Grantee shall be subject to the following restrictions:

(i)
any Grantee's election shall be subject to the Committee's right to revoke its approval of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so at the time of its approval;

    (ii)
    if the Grantee is a Section 16 Grantee, such Grantee's election shall be subject to the disapproval of the Committee at any time, whether or not the Committee has reserved the right to do so; and

    (iii)
    the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined.

13.
Termination of Employment.

(a)
Restricted Stock.    Except as otherwise provided by the Committee on or after the Grant Date, a Grantee's shares of restricted Stock that are forfeitable shall be forfeited upon the Grantee's Termination of Employment.

(b)
Other Awards.    If a Grantee has a Termination of Employment, then, unless otherwise provided in the Grant Agreement, any unexercised option to the extent exercisable on the date of the Grantee's Termination of Employment may be exercised by the Grantee, in whole or in part, at any time within three months following such Termination of Employment, except that

(i)
if the Grantee's Termination of Employment is on account of Disability, then any unexercised option to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, by the Grantee at any time within two years after the date of such Termination of Employment; and

(ii)
if the Grantee's Termination of Employment is on account of Retirement, then any unexercised option to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, by the Grantee at any time within five years after the date of such Termination of Employment; and

(iii)
if the Grantee's Termination of Employment is caused by the death of the Grantee or if the Grantee's death occurs during the period following Termination of Employment during which the option would be exercisable under the preceding clause of Article 13(b) or under Article 13(b)(i) or (ii), then any unexercised option to the extent exercisable on the date of the Grantee's death, may be exercised, in whole or in part, at any time within two years after the Grantee's death by the Grantee's personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution.

(c)
Maximum Extension.    Notwithstanding the foregoing, no Award shall be exercisable beyond the maximum term permitted under the original Award Agreement unless the Committee explicitly extends such original term, in which case such term shall not be extended beyond the maximum term permitted by the Plan.

14.
Equity Incentive Plans of Foreign Subsidiaries.    The Committee may authorize any foreign Subsidiary to adopt a plan for granting Awards ("Foreign Equity Incentive Plan"). All awards granted under such Foreign Equity Incentive Plans shall be treated as grants under the Plan. Such Foreign Equity Incentive Plans shall have such terms and provisions as the Committee permits not inconsistent with the provisions of the Plan and which may be more restrictive than those contained in the Plan. Awards granted under such Foreign Equity Incentive Plans shall be governed by the terms of the Plan except to the extent that the provisions of the Foreign Equity Incentive Plans are more restrictive than the terms of the Plan, in which case such terms of the Foreign Equity Incentive Plans shall control.

15.
Substituted Awards.    The Committee may grant substitute awards for any cancelled Award granted under this Plan or any plan of any entity acquired by the Company or any of its Subsidiaries in accordance with this Article 15. If the Committee cancels any Award (granted under this Plan, or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Award is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Award, and may provide that the Grant Date of the cancelled Award shall be the date used to determine the earliest date or dates for exercising the new substituted Award under Article 8 hereof so that the Grantee may exercise the substituted Award at the same time as if the Grantee had held the substituted Award since the Grant Date of the cancelled Award.

16.
Securities Law Matters.

(a)
If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

(b)
If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award could violate any applicable provision of (i) federal or state securities law or regulations or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

17.
No Funding Required.    Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

18.
No Employment Rights.    Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

19.
Rights as a Stockholder.    A Grantee shall not, by reason of any Award (other than restricted Stock) have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or the Award Agreement. The Committee, in its discretion, at the time of grant of restricted Stock, may permit or require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional restricted Stock to the extent shares are available under Article 3, or otherwise reinvested in Stock. Stock dividends, deferred cash dividends and dividends in the form of property other than cash, issued with respect to restricted Stock shall, unless otherwise provided in the Award Agreement, be treated as additional shares of restricted Stock that are subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued. The Committee may, in its discretion, provide for crediting and payment of interest on deferred cash dividends.

20.
Nature of Payments.    Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

21.
Non-Uniform Determinations.    Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Article 13, of Terminations of Employment.

22.
Adjustments.    In the event of any equity restructuring (within the meaning of Financial Accounting Standards No. 123 (revised 2004)) that causes the per share value of shares of Stock to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be made an equitable adjustment to (a) the number and kind of shares that may be awarded under the Plan, (b) the number of shares or Awards that may be granted to any individual under the Plan or that may be granted pursuant to any Articles or types of Awards and (iii) the number and kind of shares subject to and the exercise price (if applicable) of any then outstanding Awards. In the event of any other change in corporate capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Internal Revenue Code) or any partial or complete liquidation of the Company, the Committee may, in its sole discretion, cause there to be made such equitable adjustment described in the foregoing sentence and/or the termination of an Award. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan.

23.
Amendment of the Plan.    The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act, (b) to permit the Company to deduct, in computing its income tax liability pursuant to the provisions of the Internal Revenue Code, compensation resulting from Awards, (c) to retain incentive stock option treatment under Section 422 of the Internal Revenue Code, or (d) under the listing requirements of any securities exchange on which are listed any of the Company's equity securities.

24.
Termination of the Plan.    The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect (a) any Award then outstanding under the Plan, or (b) the Company's ability to make adjustments to or cancel or continue Awards in accordance with Article 22.

25.
No Illegal Transactions.    The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

26.
Controlling Law.    The law of the State of Delaware except its law with respect to choice of law, shall be controlling in all matters relating to or arising out of the Plan or any Award.

27.
Severability.    If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

28.
Effect of Change of Control

(a)
Certain Definitions.    As used in this Article 28, the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

(i)
"Allstate Incumbent Directors" means, determined as of any date by reference to any baseline date:

(A)
the members of the Board on the date of such determination who have been members of the Board since such baseline date, and

(B)
the members of the Board on the date of such determination who were appointed or elected after such baseline date and whose election, or nomination for election by stockholders of the Company or the Surviving Corporation, as applicable, was approved by a vote or written consent of two-thirds (100% for purposes of paragraph (A) of the definition of "Merger of Equals") of the directors comprising the Allstate Incumbent Directors on the date of such vote or written consent, but excluding each such member whose initial assumption of office was in connection with (1) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (2) a "tender offer" (as such terms is used in Section 14(d) of the Exchange Act), (3) a proposed Reorganization Transaction, or (4) a request, nomination or suggestion of any Beneficial Owner of Voting Securities representing 15% or more of the aggregate voting power of the Voting Securities of the Company or the Surviving Corporation, as applicable.

(ii)
"Approved Passive Holder" means, as of any date, any Person that satisfies all of the following conditions:

(A)
as of such date, such Person is a 20% Owner, but is the Beneficial Owner of less than 30% of the then-outstanding Common Stock and of Voting Securities representing less than 30% of the combined voting power of all then-outstanding Voting Securities of the Company;

(B)
prior to becoming a 20% Owner, such Person has filed, and as of such date has not withdrawn, or made any subsequent filing or public statement inconsistent with, a statement with the SEC pursuant to Section 13(g) of the Exchange Act that includes a certification by such person to the effect that such beneficial ownership does not have the purpose or effect of changing or influencing the control of the Company;

(C)
prior to such Person's becoming a 20% Owner, at least two-thirds of the Allstate Incumbent Directors (such Allstate Incumbent Directors to be determined as of March 3, 1999 as the baseline date) shall have voted in favor of a resolution adopted by the Board to the effect that:

(1)
the terms and conditions of such Person's investment in the Company will not have the effect of changing or influencing the control of the Company, and

(2)
notwithstanding clause (A) of the definition of "Change of Control," such Person's becoming a 20% Owner shall be treated as though it were a Merger of Equals for purposes of the Plan.

(iii)
"Beneficial Owner" means such term as defined in Rule 13d-3 of the SEC under the Exchange Act.

    (iv)
    "Cause" means any of the events or conditions which constitute cause for immediate termination of employment of the Grantee as provided from time to time in the applicable Human Resources Policy of the Company or one of its Subsidiaries.

    (v)
    "Change of Control" means, except as provided at the end of this Section, the occurrence of any one or more of the following:

    (A)
    any person (as such term is used in Rule 13d-5 of the SEC under the Securities Exchange Act of 1934, as amended ("Exchange Act")) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a Controlled Affiliate of the Company or any employee benefit plan (or any related trust) of the Company or any of its Controlled Affiliates, becomes the Beneficial Owner of 20% or more of the common stock of the Company or of Voting Securities representing 20% or more of the combined voting power of all Voting Securities of the Company (such a person or group that is not a Similarly Owned Company (as defined below), a "20% Owner"), except that no Change of Control shall be deemed to have occurred solely by reason of such beneficial ownership by a corporation (a "Similarly Owned Company") with respect to which both more than 70% of the common stock of such corporation and Voting Securities representing more than 70% of the combined voting power of the Voting Securities of such corporation are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common stock and Voting Securities of the Company immediately before such acquisition, in substantially the same proportions as their ownership, immediately before such acquisition, of the common stock and Voting Securities of the Company, as the case may be; or

    (B)
    Allstate Incumbent Directors (as determined using March 3, 1999 as the baseline date) cease for any reason to constitute at least two-thirds of the directors of the Company then serving (provided, however, that this clause (B) shall be inapplicable during a Post-Merger of Equals Period); or

    (C)
    Approval by the stockholders of the Company of a merger, reorganization, consolidation, or similar transaction, or a plan or agreement for the sale or other disposition of all or substantially all of the consolidated assets of the Company or a plan of liquidation of the Company (any of the foregoing, a "Reorganization Transaction") that, based on information included in the proxy and other written materials distributed to the Company's stockholders in connection with the solicitation by the Company of such stockholder approval, is not expected to qualify as an Exempt Reorganization Transaction; provided, however, that if (1) the merger or other agreement between the parties to a Reorganization Transaction expires or is terminated after the date of such stockholder approval but prior to the consummation of such Reorganization Transaction (a "Reorganization Transaction Termination") or (2) immediately after the consummation of the Reorganization Transaction, such Reorganization Transaction does qualify as an Exempt Reorganization Transaction notwithstanding the fact that it was not expected to so qualify as of the date of such stockholder approval, then such stockholder approval shall not be deemed a Change of Control for purposes of any Termination of Employment as to which the Termination Date occurs on or after the date of the Reorganization Transaction Termination or the date of the consummation of the Exempt Reorganization Transaction, as applicable; or

    (D)
    The consummation by the Company of a Reorganization Transaction that for any reason fails to qualify as an Exempt Reorganization Transaction as of the date of such consummation, notwithstanding the fact that such Reorganization Transaction was expected to so qualify as of the date of such stockholder approval; or

      (E)
      A 20% Owner who had qualified as an Approved Passive Holder ceases to qualify as such for any reason other than ceasing to be a 20% Owner (such cessation of Approved Passive Holder status to be considered for all purposes of this Equity Incentive Plan (including the definition of "Change of Control Effective Date") a Change of Control distinct from and in addition to the Change of Control specified in clause (A) above).

  Notwithstanding the occurrence of any of the foregoing events, a Change of Control shall not occur with respect to a Grantee if, in advance of such event, such Grantee agrees in writing that such event shall not constitute a Change of Control.

    (vi)
    "Change of Control Effective Date" means the date on which a Change of Control first occurs while an Award is outstanding.

    (vii)
    "Consummation Date" means the date on which a Reorganization Transaction is consummated.

    (viii)
    "Controlled Affiliate" of a Person means any corporation, business trust, or limited liability company or partnership with respect to which such Person owns, directly or indirectly, Voting Securities representing more than 50% of the aggregate voting power of the then-outstanding Voting Securities.

    (ix)
    "Exempt Reorganization Transaction" means a Reorganization Transaction that results in the Persons who were the direct or indirect owners of the outstanding common stock and Voting Securities of the Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners, of both more than 70% of the then-outstanding common stock of the Surviving Corporation and Voting Securities representing more than 70% of the combined voting power of the then-outstanding Voting Securities of the Surviving Corporation, in substantially the same respective proportions as such Persons' ownership of the common stock and Voting Securities of the Company immediately before such Reorganization Transaction.

    (x)
    "Merger of Equals" means, as of any date, a transaction that, notwithstanding the fact that such transaction may also qualify as a Change of Control, satisfies all of the conditions set forth in paragraphs (A) or (B) below:

    (A)
    if such date is on or after the Consummation Date, a Reorganization Transaction in respect of which all of the following conditions are satisfied as of such date, or if such date is prior to the Consummation Date, a proposed Reorganization Transaction in respect of which the merger agreement or other documents (including the exhibits and annexes thereto) setting forth the terms and conditions of such Reorganization Transaction, as in effect on such date after giving effect to all amendments thereof or waivers thereunder, require that the following conditions be satisfied on and, where applicable, after the Consummation Date:

    (1)
    at least 50%, but not more than 70%, of the common stock of the surviving Corporation outstanding immediately after the consummation of the Reorganization Transaction, together with Voting Securities representing at least 50%, but not more than 70%, of the combined voting power of all Voting Securities of the Surviving Corporation outstanding immediately after such consummation shall be owned, directly or indirectly, by the persons who were the owners directly or indirectly of the common stock and Voting Securities of the Company immediately before such consummation in substantially the same proportions as their respective direct or indirect ownership, immediately before such consummation, of the common stock and Voting Securities of the Company, respective; and

        (2)
        Allstate Incumbent Directors (determined as of such date using the date immediately preceding the Change of Control Effective Date as the baseline date) shall, throughout the period beginning on the Change of Control Effective Date and ending on the third anniversary of the Change of Control Effective Date, continue to constitute not less than 50% of the members of the Board; and

        (3)
        The person who was the CEO of the Company immediately prior to the Change of Control Effective Date shall serve as (x) the CEO of the Company throughout the period beginning on the Change of Control Effective Date and ending on the Consummation Date and (y) the CEO of the Surviving Corporation at all times during the period commencing on the Consummation Date and ending on the first anniversary of the Consummation Date;

          provided, however, that a Reorganization Transaction that qualifies as a Merger of Equals shall cease to qualify as a Merger of Equals (a "Merger of Equals Cessation") and shall instead qualify as a Change of Control that is not a Merger of Equals from and after the first date during the Post-Change period (such date, the "Merger of Equals Cessation Date") as of which any one or more of the following shall occur for any reason:

(i)	if any condition of clause (1) of paragraph (A) of this Section shall for any reason not be satisfied immediately after the consummation of the Reorganization Transaction; or
(ii)	if as of the close of business on any date on or after the Change of Control Effective Date, any condition of clauses (2) or (3) of paragraph (A) of this Section shall not be satisfied; or
(iii)
if on any date prior to the first anniversary of the Consummation Date, the Company shall make a filing with the SEC, issue a press release, or make a public announcement to the effect that the Company is seeking or intends to seek a replacement for the then-CEO of the Company, whether such replacement is to become effective before or after such first anniversary.
      (B)
      As of such date, each Person who is a 20% Owner qualifies as an Approved Passive Holder.

      The Committee shall give all Grantees written notice of any Merger of Equals Cessation and the applicable Merger of Equals Cessation Date as soon as practicable after the Merger of Equals Cessation Date.

    (xi)
    "Merger of Equals Cessation Date"—see the definition of "Merger of Equals".

    (xii)
    "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

    (xiii)
    "Post-Change Period" means the period commencing on the Change of Control Effective Date and ending on the third anniversary of the Change of Control Effective Date.

    (xiv)
    "Post-Merger of Equals Period" means the period commencing on a Change of Control Effective Date of a Change of Control that qualifies as a Merger of Equals and ending on the third anniversary of such Change of Control Effective Date or, if sooner, the Merger of Equals Cessation Date.

    (xv)
    "Reorganization Transaction"—see clause (C) of the definition of "Change of Control."

    (xvi)
    "Reorganization Transaction Termination"—see clause (C) of the definition of "Change of Control."

    (xvii)
    "Surviving Corporation" means the corporation resulting from a Reorganization Transaction or, if securities representing at least 50% of the aggregate Voting Power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

    (xviii)
    "20% Owner"—see clause (A) of the definition of "Change of Control."

    (xviv)
    "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

  (b)
  Vesting on Change of Control. Except as otherwise specifically provided in The Allstate Corporation Change of Control Severance Plan (to the extent such plan is applicable to the Grantee), an Award Agreement relating to an Award or another written agreement with the Company to which the Grantee is a party,

  (i)
  on a Change of Control Effective Date of a Change of Control that is not a Merger of Equals or, if applicable, on a Merger of Equals Cessation Date, each Award outstanding on such date shall become fully vested and nonforfeitable and, subject to Article 13, shall be exercisable in full; provided, however, that for purposes of a Change of Control as defined in Section 28(a)(v)(C) only, each Award granted on or after March 13, 2001 shall become fully vested and nonforfeitable to the extent such Award is outstanding, on the Consummation Date with respect to such a Change of Control that is not a Merger of Equals or if applicable, on a later Merger of Equals Cessation Date; and

  (ii)
  if a Grantee has a Termination of Employment during the Post-Merger of Equals Period, which Termination of Employment is initiated by the Grantee's employer for a reason other than Cause or Disability, then each outstanding Award held by such Grantee (or his or her permitted transferee) on the date of such Termination of Employment shall become fully vested and nonforfeitable immediately prior to such Termination of Employment and, subject to Article 13, shall be exercisable in full.